OLD MUTUAL FUNDS II

SUPPLEMENT DATED AUGUST 6, 2008

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Shares Prospectus of Old Mutual Funds II dated July 28, 2008. You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The following replaces in their entirety the Class Z Annual Average Total Returns as of December 31, 2007, for the Old Mutual Dwight Short Term Fixed Income Fund as presented on page 90 of the Prospectus:

Annual Average Total Returns as of December 31, 2007

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z*	8/31/99

Before Taxes		5.62%	3.49%	4.45%

After Taxes on Distributions		4.17%	2.28%	2.79%

After Taxes on Distributions and
Sale of Fund Shares		3.62%	2.27%	2.78%

*	Data includes performance of a predecessor fund whose inception date was August 31, 1999.

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Distributor: Old Mutual Investment Partners

R-08-346 08/2008